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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): SEPTEMBER 3, 2003



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                                001-15423                             76-0312499
(State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)


     1330 POST OAK BLVD., SUITE 2700                                    77056
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000




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ITEM 9.  REGULATION FD DISCLOSURE

         On September 3, 2003, Grant Prideco made a presentation to investors at the Lehman Brothers CEO Energy Conference. The contents of this presentation are contained on Grant Prideco's website, at www.grantprideco.com under Investor Relations/Presentations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     GRANT PRIDECO, INC.


Date:  September 3, 2003                             /s/ Philip A. Choyce
                                                     ---------------------------
                                                     Philip A. Choyce
                                                     Vice President and
                                                     General Counsel